Exhibit 99.1

Acquisition of Apex Systems, Inc.
March 20, 2012
Peter Dameris
President & CEO
Jim Brill
CFO
Rand Blazer
COO, Apex Systems
Ted Hanson
CFO, Apex Systems
Mike McGowan
President, Oxford

Safe Harbor
Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation
Reform Act of 1995. These include statements about our future results of operations and operating targets, the size of the markets in which we operate, and our efforts to increase our market share and revitalize our business. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those discussed in our annual report on Form 10-K for the year ended December 31, 2011 and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today's date.

Transaction Overview
On Assignment to acquire Apex Systems, a leading information technology and workforce solutions firm, for $600 million in cash and stock
 – Cash consideration of $383 million
 – On Assignment has secured committed financing for $540 million of credit facilities, consisting of a
 $50 million revolving credit facility (undrawn at close) and a $490 million term loan
 – Existing On Assignment and Apex Systems debt to be refinanced as part of the transaction
 – Estimated funded debt at close: 3.75x pro forma 3/31/12E LTM Adjusted EBITDA ¹ (excluding any potential synergies)
 – Stock consideration of $217 million
 – Stock consideration based on an ASGN share price of $13.79, subject to collar
 – Based on a fixed price collar of +/- 10%, a maximum of 17.5 million and a minimum of 14.3 million new ASGN shares will be issued to Apex Systems shareholders at transaction close
 – Structured as a merger with a Section 338(h)(10) election, resulting in significant cash tax savings
 (estimated to be approximately $14 million per year for 15 years)
 – Apex Systems will operate as a division of On Assignment
 – Transaction is expected to close in Q2 2012
 – Standard closing conditions including HSR approval and On Assignment shareholder approval
Note:
1 Excludes transaction costs and certain non-material and non-recurring expenses

Transaction Highlights
Ease of Integration
• Immediately becomes the second largest IT staffing provider in the U.S. with approximately
 $1 billion of revenue from IT staffing in 2011 (represents ~75% of total pro forma combined revenue of $1.3 billion)
• Uniquely positioned in the marketplace as the only company providing a “full spectrum” of IT staffing solutions from high-end to mission-critical assignments
• Benefit from strong secular trend in IT staffing
 • Expected industry growth of 12% in 2012
Apex & Oxford:
A Powerful
Combination in
IT Staffing
• Expected to be immediately accretive on both a GAAP and cash EPS basis
• The combined company benefits from the 338(h)(10) election, resulting in approximately $14 million of annual cash tax savings over 15 years
• Increased scale along with strong revenue and free cash flow generation results in rapid deleveraging
Attractive Financial
Characteristics
• On Assignment is bolstered by Apex Systems’ senior management team and its impressive track record of consistent revenue growth and industry leading margins
• Veteran cadre of seasoned industry professionals
Experienced
Management Team
Increased Scale in
an Attractive
Market
• The On Assignment and Apex Systems combination creates one of the largest, fastest growing and most profitable professional staffing companies in the U.S.
• Transaction accretion excludes any potential synergy savings
• Pro forma combined 2011 revenue of $1.3 billion

• Seamless integration given that Apex and Oxford do not compete against one another
 • Oxford specializes in high-end IT skills and Apex focuses on mission critical IT skills
 • Minimal overlap in existing customer bases
• On Assignment has a proven track record of successful platform acquisitions

Transaction Rationale
Highly Complementary Acquisition
• Focused on different sets of IT skills • No channel conflicts • Limited integration required • Similar business models and corporate cultures
Diversifies Revenues
• Broaden services offering across IT skills
• Vertical and geographical diversification
• Improve penetration into new customers
• Increases ability to expand customer base in the
 Healthcare vertical
• Expand permanent placement business
• Significant cross-selling opportunities
• Diversifies Apex revenue stream beyond IT
 staffing

Strong Financial Profile
• Accretive to revenue growth and earnings • Strong conversion of EBITDA to cash flow • Significant cash tax savings, resulting in rapid debt paydown
Potential Synergies
• Leverage highly scalable back-office infrastructure • Consolidation of billing and payroll • Leverage expertise in sales and recruiting

• Integration will be seamless to employees,
 contract professionals and customers
• Senior management of both On Assignment
 and Apex remain in place and ultimately
 report to CEO Peter Dameris
• No major changes to recruitment and sales
 models and commission plans
• No channel conflicts

Merger Integration

7
Apex & Oxford: A Powerful Combination in IT Staffing
IT
Overview
Selected
Positions
Average
Bill Rate
Contract
Professional /
Employees
+
Other
• Mission critical IT staffing that
 Fortune 1000 and mid-market
 companies require to run daily
 operations
• Network Engineers
• Application Developers
• Social & Mobile App. Developers
• Help Desk
• $60 per hour
• Qualified Database: 400,000+
• Currently on assignment:
 ~16,500
• Full-time employees: ~1,100
• Deep industry knowledge and
 relationship with clients
• Sales-driven culture
• Offers full spectrum of IT
 staffing services from high-end
 special projects to mission
 critical daily operations
• Flexible staffing services to
 meet clients’ needs
• Full spectrum of IT skills
• Bill rates and skill set
 appropriate for high-end and
 everyday IT projects
• Estimated combined average
 bill rate of ~$75 per hour
=
• Diverse database of talent to
 meet all IT needs
• Powerful combination of well-
 respected, fast-growing IT
 staffing firms
IT / Engineering
• High-end IT and engineering
 staffing that require hard-to-
 find skills
• Programmers
• Database Designers
• Enterprise Software Developers
• $116 per hour1
• Qualified Database: 35,000+
• Currently on assignment:
 ~1,400
• Full-time employees: ~590
• Unsurpassed recruiting
 capability to fulfill coveted, high
 -end and scarce skill set

1 Q4 2011 Average

A Focus on Information Technology
Forecasted IT staffing revenues to be $22.7 billion in 20121
Growth Characteristics
• IT segment is estimated to grow by 13% in 2011 and
 12% in 20121
($ in billions)
Projected Market Size1
- IT staffing involves providing temporary professionals and placing full-time employees in areas ranging from multiple platform systems integration to end-user support, including specialists in programming, networking systems integration, database design and help desk support.
Source:
1 Staffing Industry Analysts Insight: Staffing Industry Forecast (September 2011)
Industry
Potential
Shortage of
Talent
• IT has recovered quicker than most
 other staffing segments; and is the
 only professional staffing segment
 expected to surpass 2008 levels in
 the current year
• Growth in 2012 is expected to be
 driven by demand in the healthcare
 industry, given deadlines for
 conversions implemented by the US
 Dept. of Health & Human Services
• One of the main constraints on
 growth in this segment is a shortage
 of talent, and not necessarily
 demand, due to the exodus of many
 mid-career professionals following
 the tech bubble and a steady
 decline in new computer science
 graduates

Pro Forma Business Diversification
LIFE SCIENCES
$155.3 million
HEALTHCARE STAFFING
$94.6 million
PHYSICIAN STAFFING
$80.6 million
IT AND ENGINEERING (OXFORD)
$266.7 million
APEX SYSTEMS
$705.2 million
2011 Revenue
Pro Forma 2011 Revenue Mix
Pro Forma 2011 Revenue: $1.3 billion
IT and Engineering staffing represents ~75% of pro forma revenue

10
Pro Forma Combined Summary Financials

Excludes all transaction adjustments and potential synergies
Note:
1 Pro forma income statement will be included in the proxy statement to be filed by On Assignment with the SEC
2 Adjusted EBITDA adds back stock-based compensation, acquisition related expenses and non-recurring expenses
2009A - 2012E Pro Forma Combined Company Financials

11

Pro Forma Cash Flow Generation
Cumulative FCF
Generated
$285 Million
Note: Chart dollars are in thousands
1 Free cash flow is defined as cash flow from operations less capital expenditures
Since 2007, On Assignment and Apex combined have generated
$285 million in Free Cash Flow from operations1
Both organizations have exhibited strong cash flow
generation, even through the financial crisis, and have the
ability to rapidly deleverage

• Apex has capitalized on the
 secular shift within IT Staffing
• One of the fastest growing
 staffing firms in North America
• Over 1,200 clients (mostly
 Fortune 1000) with a presence in
 49 markets
• Over 16,000 temporary IT
 professionals staffed annually
Note: Shaded regions indicate recessionary periods
($ in Millions)
Source: Staffing Industry Analysts
Apex Systems Overview
Largest IT Staffing firms in the U.S.
Strong Revenue Growth

National Presence with Scale
Apex currently operates in 43 out of SIA’s Top 50 Markets
High Operating Leverage and Infrastructure to Support a Much Larger Company

900+ Sales & Recruiting
Staff
190+ Support Staff
1.4 million+ Candidates
National Training Center
1,200+ Clients
100+ National Accounts
6,000+ IT Professionals on
Billing with Clients Each
Week and Rapidly Growing

Enviable, Blue Chip Client Base Across All Industries
Information
Technology
Business
Services
Financials
Healthcare /
Pharma
Government
Services
Consumer
Industrials
Telecommunications

▪ Outsourced
 Services
▪ Data Processing
▪ Computers
▪ Peripherals
▪ Hardware
▪ Software
▪ Semiconductors
▪ Internet
▪ Banks
▪ Insurance
▪ Capital Markets
▪ Commercial
 Banking
▪ Mortgage
▪ REIT
▪ Biotechnology
▪ Life Sciences
▪ Health
 Technology
▪ Suppliers
▪ Equipment
▪ Government
 Activities
▪ Aerospace /
 Defense
▪ Compressus
▪ Government
 Contractor
▪ Food
▪ Retail
▪ Auto
▪ Hotels
▪ Machinery
▪ Professional
 Services
▪ Construction
▪ Engineering
▪ Utilities
▪ Energy
▪ Wireless
▪ Wireline
▪ Media
▪ Cable
▪ Communications
 Equipment

Rand Blazer
• Former CEO of Bearing Point
• Grew KPMG Consulting/Bearing Point from $700 million
 to $3.4 billion in 7 years
• Former President and GM of SAP Public Services, Inc.
Ted Hanson
• 13 year tenure with Apex Systems
• Former Virginia CFO of the Year
• Former CFO of a telecommunications firm
Strong Second Tier Management
• 7 EVPs whose average tenure with Apex is 13 years
• 52 Principals who have contributed significantly to the performance of Apex with an average tenure at Apex of 10 years
Proven Leadership Team

Source: Company management
Note: Shaded regions indicate recessionary periods
1 LTM as of January 2012
Strong Financial Performance
• One of the fastest growing pure play IT firms in the
 U.S.
• Proven ability to perform well through economic
 uncertainty
• Industry leading profit margins
• Large scale firm with potential to realize significant
 operating leverage
Revenue
$ in Millions
EBITDA & EBITDA Margin
Gross Profit & Margin
$ in Millions

1
1
1

17
Source: Wall Street research, Staffing Industry Analysts (SIA) and company filings
Note: Shaded regions indicated recessionary periods and LTM as of January 2012
1 Revenue growth represents SIA’s staffing industry growth
2 Industry margin represents average EBITDA margins for ADEN, ASGN, KFRC, MAN, and RAND
Track Record of Outperforming the Competition
• Singular focus on IT staffing which benefits from
 favorable secular and sector trends
• National presence and robust infrastructure leading
 to high operating leverage
• People-centric culture and sales-driven organization
• Best-in-class leadership
EBITDA & EBITDA Margin
EBITDA Margin 2
Revenue Growth 1

Additional Information and Where to Find It
In connection with the transaction, On Assignment will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE
MAKING ANY VOTING DECISION, ON ASSIGNMENT’S SHAREHOLDERS ARE URGED TO READ THE PROXY
STATEMENT REGARDING THE TRANSACTION CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN
IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. On Assignment’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. On Assignment’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to
On Assignment, Inc., Attn: Investor Relations, 36745 Malibu Hills Road, Calabasas, California 91301, telephone: (818)
878-3136, or from the investor relations section of the company’s website, http://www.onassignment.com.
On Assignment, Apex Systems and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding On Assignment’s directors and executive officers is available in On Assignment’s notice of annual meeting and proxy statement for its most recent annual meeting and On Assignment’s Annual Report on Form 10-K for the year ended December 31, 2011, which were filed with the SEC on April 27, 2011 and March 14, 2012, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC.